Exhibit 10-1


                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of March 27, 2007, between ENVIROCLEAN MANAGEMENT SERVICES, INC., a Texas corporation ("Borrower"), MATTHEW H. FLEEGER and WINSHIP B. MOODY, SR. ("Guarantor", whether one or more), and PARK CITIES BANK ("Lender").

                             PRELIMINARY STATEMENTS

     A. Borrower has requested a $1,500,000.00 revolving line of credit loan for working capital purposes, and Lender has agreed to extend such credit subject to the terms and provisions hereof.

     B. As an inducement for Lender to extend the loan to Borrower, Borrower shall grant a first priority security interest in and to the hereinafter described Collateral, and Borrower shall execute and deliver the Deed of Trust in favor of Lender, granting a first and superior lien upon certain real property owned by Borrower and located at 2821 Industrial Lane, Garland, Texas.

     C. As a further inducement for Lender to extend the loan to Borrower, each Guarantor has agreed to unconditionally guarantee all debt owed by Borrower to Lender at any time.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and each Guarantor hereby agree as follows:

                                    ARTICLE I
                           DEFINITIONS AND REFERENCES

     The following definitions shall apply to the following terms wherever used in the Loan Documents (as hereinafter defined), except where the terms are expressly defined otherwise or where the context clearly requires otherwise:

     "Account Debtor" means any Person or Persons purchasing or engaging to purchase products and/or services from Borrower and any other Person who by contract or other arrangement has independently agreed to pay for products or services sold by Borrower to any Person or Persons.

     "Advance" means any advance of funds by Lender to or on behalf of Borrower under the Note.

     "Advance Date" means the date on which an Advance is made hereunder.

     "Advance Request" means a request to Lender for an Advance made by submitting by mail or telecopy a writing substantially in the form of Exhibit A attached hereto, signed by Matthew H. Fleeger, or any other corporate officer of Borrower authorized in writing; and Borrower hereby irrevocably agrees that any such officer may make an Advance Request hereunder, and that unless and until Lender has received written notice of the termination of the authority of any such officer, Lender may fully rely thereon, and Borrower shall be obligated thereunder.

     "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person, including but not limited to any parent, subsidiary, joint venture or partnership of such Person and any other entity or corporation at least fifteen percent (15%) of the voting shares or interests of which are owned directly or indirectly by such Person in the aggregate. Affiliate shall also mean any Guarantor or any shareholder of Borrower, or any member of the immediate family, or any trust, partnership or other entity which is beneficially owned by any Guarantor or shareholder or member or members of the immediate family of any Guarantor or shareholder.

     "Agreement" means this Loan and Security Agreement, with any and all exhibits and schedules attached hereto and all written and executed amendments, supplements and modifications hereof.


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     "Borrower" means Borrower or its successors and assigns.

     "Borrowing Base" means the Borrowing Base from time to time applicable to the Loan and shall be the amount, as of the date of determination, equal to the sum of (a) EIGHTY-FIVE PERCENT (85%) of the appraised value of the improved real property encumbered by the Deed of Trust, per an appraisal in a form and prepared by an appraiser acceptable to Lender; PLUS (b) SEVENTY-FIVE PERCENT (75%) of ELIGIBLE RECEIVABLES.

     "Borrowing Base Certificate" means the Certificate attached hereto as Exhibit B.

     "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas.

     "Capital Expenditure" means any capital expenditure of Borrower, as determined in accordance with GAAP, including, but not limited to, the purchase of vehicles, real estate, buildings, leasehold interests, computers, data processing equipment, telephone equipment, fax machines and copiers.

     "Closing Date" means the date referred to in the preamble of this Agreement, which shall be the effective date of this Agreement.

     "Collateral" has the meaning set forth in Section 6.1.

     "Compensation" means the entire amount of salaries, wages or other compensation paid on a calendar year basis including, but not limited to, overtime payments and commissions before reductions on account of any withholding, such as income taxes and social security taxes, and also including management fees, consulting fees, non-business related expenses, bonuses, redemptions, dividends or other distributions on equity securities, vehicle, clothing or other allowances, insurance premiums, retirement benefits and contributions to pension or profit sharing plans and any other perquisites of employment or ownership but excluding reasonable expense account allowances.

     "Debt"  means,  as  to  any  Person,  all  indebtedness,   liabilities  and
obligations of such Person, excluding unearned or deferred revenues, whether primary or secondary, direct or indirect, absolute or contingent.

     "Deed of Trust" means that certain Deed of Trust (With Security Agreement and Assignment of Rents) executed by Borrower creating a first lien upon certain real property located in Dallas County, Texas, as more particularly described therein, as collateral for the Loan.

     "Eligible Receivables" means all bona fide Receivables owed by Account Debtors to Borrower, less (i) each Receivable with an account balance of less than $2,000.00, less (ii) all Receivables outstanding for more than ninety (90) days from the due date, less (iii) all Receivables owed by any Account Debtor if FIFTEEN PERCENT (15%) or more of such Account Debtor's account is outstanding for more than ninety (90) days from due date, less (iv) with respect to any Account Debtor whose aggregate outstanding account balance exceeds TWENTY-FIVE PERCENT (25%) of the aggregate Receivables of Borrower, that portion of said Account Debtor's balance that exceeds TWENTY-FIVE PERCENT (25%) of the aggregate Receivables of Borrower, less (v) Receivables from any Affiliate of Borrower, less (vi) any Receivable from any federal or state political or governmental authority, agency, department or other division, less (vii) any Receivable arising out of a pre-billing or progress billing arrangement and any Receivable not due and payable in its entirety or with regard to which Borrower has not fully performed all of Borrower's duties under and in connection with the transaction to which the Receivable, or any part thereof, relates, less (viii) any lienable Receivable for which an indemnity bond has been issued, less (ix) all contra accounts or Receivables owed by any Account Debtor from whom Borrower purchases products or services on terms, and less (x) all Receivables owed by any Account Debtor whose principal business office is located outside the United States.

     "Event of Default" has the meaning set forth in Section 7.1.

     "Fiscal Year" means any twelve-month period ending on and including December 31st.


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     "Formation  Documents"  means,  with  respect  to  Borrower,   Articles  of
Incorporation or a Certificate of Formation and Bylaws; and all amendments thereto, if any.

     "GAAP" means those generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or in statements of the Financial Accounting Standards Board and/or their successors which are applicable in the circumstances as of the date in question, and the requisite that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

     "Guaranty(ies)" means the Guaranty Agreements, as may be amended from time to time, executed by each Guarantor in connection herewith.

     "Initial Financial Statements" means the financial statements of Borrower or Guarantor dated no earlier than three (3) months prior to the date hereof, copies of which have been delivered to Lender.

     "Indebtedness" means the sum of all Debt from time to time owing by Borrower and/or any Guarantor to Lender under or pursuant to any of the Loan Documents, together with any Letter of Credit Liabilities.

     "Intangible Assets" means all intangible assets (as defined by GAAP from time to time), including goodwill, trademarks, patents, copyrights, organizational expenses and similar intangible items, and expressly including loans, advances and investments to or in Affiliates, employees or officers of Borrower or any Guarantor.

     "Inventory" means all raw materials, work-in-progress and finished goods inventory of Borrower, including, without limitation, all goods manufactured, processed or purchased for resale by Borrower.

     "Law or Laws" means statute(s), law(s), ordinance(s), regulation(s), order(s), writ(s), injunction(s) or decree(s) of any political or governmental body or Tribunal (federal, state, county, municipal, foreign, or domestic or otherwise) having competent jurisdiction.

     "Lender" means PARK CITIES BANK, or its successors or assigns.

     "Liabilities" means, at any particular time, all Debt which, in conformity with GAAP, would be included as liabilities on a balance sheet of a Person.

     "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure Debt owed to it or any other arrangement with such creditor which provides for the payment of such Debt out of such property or assets or which allows it to have such Debt satisfied out of such property or assets prior to the general creditors of any owner thereof, including without limitation, any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, or any other charge or encumbrance, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business.

     "Loan" means the revolving line of credit loan made by Lender to Borrower pursuant to Article II and evidenced by the Note.

     "Loan Commitment" means $1,500,000.00.

     "Loan Documents" means this Agreement, the Note, the Deed of Trust, the Guaranties, and each other document evidencing and securing the Indebtedness under the Loan, and all other agreements, certificates, legal opinions and other documents, instruments and writings (other than term sheets, commitment letters, or similar documents used in the negotiation hereof) heretofore or hereafter delivered in connection herewith or therewith.

         "Maturity Date" shall have the meaning set forth in the Note.

     "Monthly Payment Date" means each monthly payment or installment due date as set forth in the Note.


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


     "Note" means that certain Revolving Note evidencing the Loan executed as of the Closing Date by Borrower payable to Lender as modified or extended from time to time in writing, and any promissory note issued in exchange or replacement therefor.

     "Person" means any one and "Persons" means more than one individual, corporation, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

     "Potential Event of Default" means any event or condition which with notice or the lapse of time or both would give rise to an Event of Default.

     "Receivables" means all of Borrower's accounts, receivables or right to receive any payment or commission from any Account Debtor.

         "Subordinated Debt" means all of the Debt of Borrower which Debt (and all Liens securing such Debt) has been subordinated to the Loan by written subordination agreement in form and substance acceptable to Lender.

         "Subsidiaries" means any entity owned in whole or in part or otherwise controlled by Borrower.

     "Tangible Net Worth" shall mean (a) a Person's total assets as reflected on the financial statements furnished to Lender, excluding (i) all Intangible Assets, (ii) all Receivables from officers, employees or other Affiliates, and
(iii) investments in any Affiliate, less (b) the total amount of such Person's Debt.

     "Tribunal"  means  any  agency,   board,   business,   commission,   court,
department, instrumentality or tribunal of any political or government authority having competent legislative, judicial or arbitral jurisdiction.

     "Working Capital" means, at any given time, the amount by which current assets exceeds current liabilities.

                                   ARTICLE II
                                    THE LOAN

2.1 Maximum Principal Debt. Pursuant to this Article II and subject to the terms and conditions of this Agreement, Lender agrees to make Advances to Borrower under the Note from time to time in an aggregate amount not to exceed, at any one time outstanding, the amount (the "Maximum Availability") that is (i) the lesser of (a) the Borrowing Base and (b) the Loan Commitment. Subject to the Maximum Availability, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow amounts hereunder.

2.2 Note. The Loan made by Lender pursuant to this Article II shall be evidenced by the Note. Lender is hereby authorized to record the date and amount of each Advance made pursuant to this Article II by Lender and the date and amount of each payment or prepayment of principal thereof in Lender's records. Any such recordation shall constitute prima facie evidence of the accuracy of the information as recorded; provided, however, the failure to make any such recordation shall not affect the obligations of Borrower hereunder or under the Note.

2.3 Borrowing Procedure. By no later than 10:00 a.m. Central time one (1) Business Day prior to a proposed Advance, Borrower shall submit to Lender an Advance Request. Upon fulfillment of the applicable conditions set forth herein, including Article V, Lender shall transfer immediately available funds in the amount of the Advance into an account at Lender established by Borrower by no later than Lender's close of business on the Advance Date.

2.4 Use of Proceeds. The proceeds of the Loan shall be used only to supplement cash flow for general corporate needs, including providing working capital to Borrower for the purpose of financing Borrower's operations, production and for marketing and sales efforts, and costs related to the expansion of Borrower's business operations, and the acquisition of the assets of businesses engaged in businesses the same as, similar to or complementary to Borrower's business operations. Borrower warrants that it shall not use the proceeds of the Loan for any other purposes or in connection with the operation of any other business.


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


2.5 Term. The obligation of Lender to make Advances pursuant to this Article II shall terminate at Lender's close of business in Dallas, Texas, on the Maturity Date.

2.6 Voluntary Prepayment. At its option on any Business Day, Borrower may prepay to Lender the principal balance of the Loan in whole or in part without penalty or premium.

2.7  Mandatory Prepayments.

     (a) In the event Borrower sells, transfers, assigns or otherwise disposes of all or any portion of the Collateral, other than in the ordinary course of business, Borrower shall pay immediately to Lender the proceeds of any such sale, transfer or assignment as a prepayment of principal of the Loan.

     (b) If, at any date of determination, the Loan balance exceeds the Maximum Availability, then Borrower shall immediately pay to Lender an amount sufficient to reduce the Indebtedness outstanding under the Loan such that Borrower is in compliance with Section 2.1.

     2.8 Direct Disbursement by Lender. Lender shall have the right in Lender's sole discretion, subject to the limitations set forth in Section 2.1 hereof, on behalf of and without notice to Borrower, to make and use Advances to pay Lender for any amounts due Lender pursuant to this Agreement or otherwise, including, without limitation, principal and interest on the Note or on any other Debt owed by Borrower to Lender and any expenses incurred by Lender and payable by Borrower under this Agreement.

     2.9 Origination Fee. Borrower shall pay to Lender a non-refundable origination fee of one percent (1.0%) of the Loan Commitment, upon execution of this Agreement to compensate Lender for reserving funds with which to make Loan Advances on the Loan and for administrative costs in reviewing, underwriting and processing the Loan.

                                   ARTICLE III
                  CONDITIONS TO ADVANCES AND LETTERS OF CREDIT

3.1. Closing Conditions. The obligation of Lender to make the initial Advance under the Note is conditioned upon prior satisfaction of all requirements set forth in this Article III and upon the prior receipt by Lender of the documentation set forth in this Section 5.1 (all of which shall be satisfactory to Lender in its sole discretion):

     (a) Formation Documents. Copies of the Formation Documents for Borrower accompanied by a certificate of the appropriate secretary or other officer, dated as of the Closing Date, to the effect that such copy is correct and complete;

     (b) Existence and Good Standing. A certificate or certificates of the Secretary of State, Comptroller or other appropriate officer of the state of incorporation or formation of Borrower, bearing a date not more than thirty (30) days prior to the Closing Date, to the effect that each such party is duly organized and existing and in good standing under the laws of the state of incorporation or formation;

     (c) Incumbency. A certificate of incumbency naming all officers of Borrower who will be authorized to execute or attest any of the Loan Documents on behalf of Borrower, executed by the secretary or other officer of Borrower, together with specimen signatures, dated as of the Closing Date;

     (d) Resolutions. Copies of resolutions of the Board of Directors of Borrower, satisfactory to Lender, approving and authorizing the execution of this Agreement and such of the Loan Documents to which Borrower is a party and authorizing the performance of the obligations of Borrower contemplated in this Agreement and in such other Loan Documents, accompanied by a certificate of the Secretary or other officer, dated as of the Closing Date, that such copies are complete and correct copies of resolutions duly adopted at a meeting duly held, that such resolutions have not been amended, modified or revoked in any respect and are in full force and effect as of the Closing Date, and further certifying as to such other matters as may be required by Lender;


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


     (e) Other Certificates. Certificates of Borrower's good standing and qualification to do business, issued by appropriate officials in any state in which Borrower owns property subject to the Loan Documents;

     (f) Insurance. Evidence of endorsements or riders in favor of Lender for all insurance policies maintained by Borrower in accordance with the requirements set forth in Articles IV and V, together with loss payee endorsements from such insurance companies with respect to insurance in favor of Lender which provide that (i) the policy will remain in force for the benefit of Lender for at least thirty (30) days after Lender receives written notice of cancellation of same, (ii) the insurance carrier will not reduce or cancel the policy at the request of the insured or amend or endorse or delete it without at least thirty (30) days prior written notice being received by Lender, and
          (iii) the insurance cannot be invalidated as to Lender by any act or neglect of the insured;

     (g)  Note. The Note;

     (h) Financing Statements, Etc. All financing statements or amendments to financing statements, mortgages, deeds of trust and all other documents or instruments requested by Lender to evidence the Liens granted by Borrower pursuant to the Loan Documents, duly executed and recorded in the appropriate governmental office;

     (i) Field Audit. If required by Lender, completion of a field audit with results acceptable to Lender;

     (j)  Guaranties. A Guaranty from each Guarantor;

     (k) Releases. Duly executed UCC-3 termination statements or similar documents with respect to Liens other than in favor of Lender on the Collateral;

     (l) Deed of Trust. The Deed of Trust, together with a prepaid mortgagee title policy in favor of Lender in the amount of Loan, containing no exceptions other than those approved by Lender, and together with a current survey of the real property encumbered by the Deed of Trust, certified in favor of Lender, and otherwise in a form acceptable to Lender;

     (m) Approval of Initial Financial Statements and Other Due Diligence. Lender shall have received and approved (i) the Initial Financial Statements, and (ii) all submissions, reports, appraisals, environmental studies and other "due diligence" as required by Lender;

     (n) Landlord Subordination. Landlord subordination agreements executed by each of Borrower's landlords with respect to each location of Borrower where Inventory is or may be stored, warehoused or maintained;

     (o)  Other   Documents.   Any  and  all  other  documents  or  certificates
          reasonably requested by Lender in connection with the execution of this Agreement, including without limitation an opinion of counsel for Borrower and each Guarantor, in form and substance reasonably acceptable to Lender; and

     (p) Certain Payments. Borrower shall have paid Lender the Origination Fee and reimbursed Lender for all reasonable expenses incurred by Lender in connection with the preparation of the Loan Documents, including, but not limited to, the reasonable fees and expenses of counsel for Lender.

3.2. Conditions to Each Advance under the Loan. In addition to the conditions precedent stated elsewhere herein, Lender shall not be obligated to make an Advance, unless:

     (a) Advance Request. In accordance and by the time specified in Article II, Borrower shall have delivered an Advance Request, duly executed, containing the certifications and other supporting documentation required herein;


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


     (b)  Business Day. The Advance Date is a Business Day;

     (c) Representations. The representations and warranties made by Borrower in any Loan Document are true and correct in all material respects at and as if made as of the Advance Date;

     (d) Formation Documents. Lender shall have received current copies of the items required to be delivered by Section 3.1(a) hereof if there has been any amendment to or revision of any of such items;

     (e) No Default. On the Advance Date, no Event of Default, or Potential Event of Default, has occurred and is continuing or would be caused by the requested Advance;

     (f) Availability of Commitment. Lender shall have received a Borrowing Base Certificate which is current as of the last day of the immediately preceding calendar month and the sum of (i) the principal balance of the outstanding Advances made by Lender under the Loan, and
          (ii) the amount of the requested Advance does not exceed the Maximum Availability.

     (g) Compliance with Provisions. Borrower shall have performed and complied in all material respects with all agreements and conditions required to be performed or complied with by it herein or in any of the Loan Documents at or prior to the time of the Advance

     (h) Necessary Approvals. All necessary authorizations and approvals by or from any governmental agency or other third party to the transactions contemplated by this Agreement required of Borrower shall have been duly obtained and shall be in full force and effect on the Advance Date;

     (i) Additional Evidence. If requested by Lender, Borrower shall have delivered to Lender a certificate reasonably satisfactory to Lender certifying any of the matters set forth in this Agreement which are necessary to enable Borrower to qualify for the Advance;

     (j) Use of Proceeds. The proceeds of such Advance shall be used for the purposes set forth in Section 2.4; and

     (k) Legal Limitation. Lender shall be permitted to make the Advance under applicable Law.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Borrower and each Guarantor represent and warrant, as of the date hereof, the following:

4.1. Corporate Existence, Qualification and Capacity. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Borrower is duly qualified to transact business as a foreign entity and are in good standing in every jurisdiction where they are doing business. Each of the Borrower have all requisite power, authority, licenses and permits material to the ownership and operation of their respective properties and to the carrying on of their respective business. Borrower has all requisite corporate power and authority to borrow under or guaranty (as applicable), to execute and deliver, and to perform under, the Loan Documents to which they are a party.

4.2. No Conflict. The execution and delivery of, and performance under, the Loan Documents by Borrower and each Guarantor (a) do not violate any applicable law, (b) are not in contravention of the terms of Borrower's or each corporate Guarantor's articles of incorporation or bylaws, or the terms of any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage or deed of trust, or other material agreement, undertaking or arrangement (written or oral) to which Borrower or any Guarantor are a party or by which they (or their assets) may be bound, and
     (c) will not give rise to the creation of any Lien upon any assets of Borrower or any Guarantor.

4.3. Consent. No authorization, approval, consent, or notice under the provisions of the articles of incorporation or bylaws of Borrower or any corporate Guarantor or under any other relevant agreement, undertaking, or arrangement or applicable law or by any additional Tribunal or Person is required with respect to the execution and delivery of this Agreement or the other Loan Documents or with respect to the performance of any covenant or agreement contained herein or therein.

4.4. Enforceability of Loan Documents; Due Authorization. Borrower and each corporate Guarantor have taken all requisite corporate action to authorize the (a) execution and delivery of the Loan Documents to which it is a party, (b) consummation of all transactions contemplated thereby, and (c) performance and discharge of its obligations thereunder. This Agreement and each other Loan Document to be executed and delivered by Borrower and each Guarantor as contemplated herein, when executed and delivered by all parties thereto, will constitute the valid, legal and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with their terms.

4.5. Properties; No Liens. Borrower and each Guarantor has good, marketable and insurable fee simple title to all of its owned real properties, good and marketable leasehold title to all of its leased real properties and good and marketable title to all of its personal property, and no such real, leasehold or personal properties are subject to any Liens other than Liens in favor of Lender.

4.6. Financial Condition. The Initial Financial Statements were prepared in accordance with GAAP, consistently applied, and fairly present the financial condition and results of operations of Borrower and each Guarantor, on the dates or for the periods indicated therein, and since the delivery of the Initial Financial Statements, there has been no material adverse change in the assets, liabilities, condition (financial or otherwise) or business operations of Borrower or any Guarantor.

4.7. Full Disclosure. Neither this Agreement nor any other document, certificate or written statement furnished to Lender by or on behalf of Borrower or any Guarantor in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact peculiar to Borrower or any Guarantor which materially adversely affects or is likely to materially adversely affect the business, condition or operations (financial or otherwise) of Borrower or such Guarantor which has not been set forth in this Agreement or in other documents, certificates and written statements furnished to Lender by or on behalf of Borrower or any Guarantor.

4.8. No Defaults Under Documents. Neither Borrower nor any Guarantor is in default or in violation (nor has any event or condition occurred which, with notice or lapse of time or both, would constitute a default or violation) under the Loan Documents, under any charter document or indenture, or under any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage, deed of trust, or any other material agreement, undertaking or arrangement (written or oral) to which it is a party or under which it or any of its assets may be bound.

4.9. Existing Litigation/Liabilities. There are no material actions, suits or proceedings pending, or, to the best knowledge of Borrower and each Guarantor, threatened against or affecting the assets of Borrower and/or any Guarantor or the consummation of the transactions contemplated hereby, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind and, to the best knowledge of Borrower and each Guarantor, there is no valid basis for any such action, proceeding or investigation. Neither Borrower nor any Guarantor is subject to any judgment, order, writ, injunction or decree of any court or governmental agency. There is not a reasonable likelihood of an adverse determination of any pending proceeding which would, individually or in the aggregate, have a material adverse effect on the business operations or financial condition of Borrower or any Guarantor. Neither Borrower nor any Guarantor is a party to, or bound by, any contract or agreement or subject to any charter or other corporate restriction having a material adverse effect on the financial condition or business operations of Borrower or such Guarantor.

4.10. Taxes. All tax returns of Borrower and each Guarantor required by law to be filed have been filed and all taxes imposed upon Borrower and each Guarantor or their respective properties, which are due and payable, have been paid.

4.11. Compliance with Laws. Neither Borrower nor any Guarantor is in violation of any laws, rules, regulations, orders, and decrees applicable to Borrower or such Guarantor.

4.12. Subsidiaries or Affiliates. Borrower has no Subsidiaries or Affiliates, except MedSolutions, Inc.

4.13. Insurance. Borrower maintains insurance (a) of such types, including without limitation comprehensive general liability insurance, casualty insurance and, if applicable, products liability insurance, as is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated with financially sound, responsible and reputable insurance companies or associations (or, as to workers compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on) and (b) in such amounts (and with co-insurance and deductibles) as such insurance is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated, but in any event, in amounts not less than required by Lender, in its sole discretion, with provisions naming Lender as additional insured or loss payee, as applicable, as determined by Lender in its sole discretion.

4.14. Receivables. Each Receivable reflects a contractual arrangement with an Account Debtor which has been accepted by the Account Debtor, without dispute, offset, defense or counterclaim, and Borrower is in possession of the purchase order, invoice or contract which is the basis of each Receivable, as well as documents and receipts evidencing delivery of all Inventory and/or the complete provision of the purchased service.

4.15. Consignment. No Inventory is held by Borrower pursuant to consignment, sale or return, sale on approval or similar arrangements.

4.16. Priority of Security Interest. Lender will have valid and perfected first priority security interests in the Collateral described in the Loan Documents, subject to no other Lien, when the financing statements are signed by Borrower and filed in the appropriate governmental offices or the certificates of title reflecting Lender's Liens are filed in the appropriate public office. No financing statement is on file in any public office with respect to the Collateral other than financing statements covering the Liens created by the Loan Documents.

4.17. Capital Structure. All authorized, issued and outstanding shares of the capital stock of Borrower and the ownership of such shares are duly authorized, validly issued and fully paid and have not been issued in violation of any preemptive or similar rights. Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock, nor any rights to subscribe for or to purchase, any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into or exchangeable for its capital stock.

4.18. Names and Places of Business. Borrower has not, during the preceding five years, had, been known by or used any other corporate, trade or fictitious name. All Inventory and all other Collateral is located at the locations set forth on Schedule 4.18 attached hereto. The chief executive office and principal place of business of Borrower is (and for the preceding five years has been) set forth on Schedule 4.18 attached hereto.

                                    ARTICLE V
                            COVENANTS AND AGREEMENTS

5.1 Affirmative Covenants. Borrower and each Guarantor, as applicable, warrant, covenant, and agree that until the full and final payment of the Indebtedness and the termination of this Agreement, it will do the following:

     (a) Books, Financial Statements and Reports. At all times maintain full and accurate books of account and records. Borrower and each Guarantor will, on an individual or consolidated basis, as required by Lender, maintain a standard and consistent system of accounting and will furnish to Lender the statements and reports set forth on Exhibit C attached hereto and made a part hereof:

     (b) Audits/Inspections. On and after the Closing Date, permit representatives appointed by Lender, including independent accountants, agents, attorneys, appraisers and any other persons, to visit and inspect Borrower's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and Borrower shall permit Lender or its representatives to investigate and verify the accuracy of the information furnished to Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives.

     (c) Notice of Material Events and Change of Address. Promptly notify Lender of (i) any material adverse change in Borrower's financial condition, (ii) the occurrence of any Event of Default or Potential Event of Default, (iii) the acceleration of the maturity of any Debt owed by Borrower or of any default by Borrower under any indenture, mortgage, agreement, contract or other instrument to which it is a party or by which its properties are bound, (iv) any material adverse claim asserted against Borrower or with respect to Borrower's properties, (v) the filing of any suit or proceeding against Borrower,
          (vi) notice from any Tribunal, the substance of which might have a material adverse effect on the financial condition or business operations of Borrower, or (vii) any material change in its accounting practices or procedures. Borrower will also notify Lender in writing at least twenty (20) Business Days prior to the date that Borrower changes its name or its jurisdiction of incorporation or formation (but without implying Borrower's right to do so) or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting Lender and its counsel to prepare the same.

     (d) Maintenance of Properties. Maintain, preserve, protect, and keep all property used or useful in the conduct of its business in good condition and in compliance with all applicable Laws and from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

     (e) Maintenance of Existence and Qualifications. Maintain and preserve its corporate existence and not change its jurisdiction of incorporation, reorganize, merge, or consolidate with any other person and maintain and preserve its rights and franchises in full force and effect and qualification to do business as a foreign corporation in all states or jurisdictions where required by applicable Law.

     (f) Payment of Trade Debt, Taxes, Etc. (i) Timely file all required tax returns, (ii) timely pay all taxes, assessments, and other government charges or levies imposed upon it or upon its income, profits or property, (iii) pay all Debt owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business, (iv) pay and discharge when due all other Debt now or hereafter owed by it, and (v) maintain appropriate accruals and reserves for all of the foregoing Debt in accordance with GAAP.

     (g) Insurance. Keep adequately insured, by financially sound and reputable insurers, the Collateral and all other property of a character usually insured by similar Persons engaged in the same or similar businesses and otherwise comply with the provisions of the Loan Documents pertaining to insurance. Maintain adequate insurance against its liability for injury to Persons or property, which insurance shall be by financially sound and reputable insurers. Borrower shall have all of its insurance policies on the Collateral name Lender as loss-payee and shall have the insurance company provide Lender with such evidence of insurance as Lender requests.

     (h) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, promptly (and in any event, within three (3) days after any invoice or other statement or notice) pay all reasonable costs and expenses incurred by or on behalf of Lender
          (including attorneys' fees) in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (ii) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (iii) the borrowings hereunder and other action reasonably required in the course of administration hereof, including, but not limited to, all reasonable out-of-pocket expenses incurred in connection with audits and inspections, (iv) the defense or enforcement of the Loan Documents, and (v) the defense or enforcement of the Loan Documents and the amendment, restructuring or "workout" of any of the Loan Documents.

     (i) Compliance with Agreements and Law. Perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound and conduct its business, and affairs in compliance with all Laws, regulations, and orders applicable thereto.

     (j) Fiscal Year. Maintain a fiscal year which ends on December 31st of each year.

     (k) Character of Business. Continue to engage in substantially the same type of business engaged in as of the Closing Date.

     (l) Litigation. Give prompt written notice to Lender of any material proceeding, claim or dispute that is not fully covered by insurance, any material labor dispute resulting in or threatening to result in a strike against it, or any proposal by any public authority respecting a condemnation or taking of any material portion of any material property or other asset (but only when such proposal becomes known to Borrower), and take or cause to be taken all such steps as are necessary or appropriate to defend, negotiate or respond to such proceedings, disputes or proposals.

     (m) Collateral Security. (a) Ensure that all Liens granted in favor of Lender hereunder shall be valid, enforceable, perfected and first priority Liens; (b) perform all such acts and execute all such documents as Lender may reasonably request in order to enable Lender to report, file and record every instrument that Lender may deem necessary in order to perfect and maintain the Liens granted to Lender in the Collateral, and otherwise do all things necessary to perfect, and maintain as perfected, first priority Liens with respect to all Liens of Lender now existing or hereafter granted in the Collateral; and (c) immediately notify Lender in writing of any damage to or material adverse occurrence concerning the Collateral or the moving of Collateral to any place where it is not currently located.

     (n) Authorizations and Approvals. Obtain, at its own expense, all such licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

     (o) Protection of Business Records. Borrower hereby agrees to take all necessary protective actions in order to prevent destruction of its business records, including but not limited to: (i) if Borrower maintains its business records or back-up business records on a manual system, then such records shall be kept, keeping all of same in a fire proof cabinet, and (ii) if its records are computerized or in electronic form, then Borrower agrees to create a tape or diskette "back-up" of the computerized information on a regular and prudent basis, and (a) maintain a complete and accurate duplicate copy of such tape or diskette back-up at a secure off-site, fire-proof or other central location, and (b) upon Lender's request, provide Lender with a complete and accurate duplicate copy of its tapes or diskettes containing information current through the end of the calendar month.

     (p) Environmental Duties. (a) comply in all material respects with all environmental, health, and safety laws and regulations applicable to it, the failure to comply with which could have a material adverse effect; (b) give notices to Lender immediately upon acquiring knowledge of the presence of any hazardous materials contamination at its place or places of business with a full description thereof; (c) promptly notify Lender of the threat or commencement of any proceeding alleging a material violation of any environmental, health or safety laws or regulations; and (d) promptly comply with any governmental requirements requiring the renewal, treatment, mitigation or disposal of such hazardous materials or hazardous materials contamination and provide Lender with satisfactory evidence of such compliance.

     (q) Primary Depository. Borrower shall establish and maintain its primary bank depository relationship with Lender.

     (r) Additional Information; Further Assurances. Upon the request of Lender, provide to Lender such additional information or reports as Lender may reasonably request and take such actions or care necessary to comply with the terms of the Loan Documents.

5.2. Negative Covenants. Borrower warrants, covenants and agrees on its own behalf that until the full and final payment of the Indebtedness and the termination of this Agreement, Borrower will not do the following without the prior written consent of Lender:

     (a) Limitations on Liens. Create, assume or permit to exist any Lien, including, without limitation, any purchase money security interest, upon any of the properties or assets which it now owns or hereafter acquires, except (i) Liens at any time existing in favor of Lender,
          (ii) Liens securing the Subordinated Debt, if any, as approved by Lender, (iii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of such Borrower in conformity with GAAP, and (iv) carriers', warehousemen's, lessors', mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of such Borrower in conformity with GAAP.

     (b) Limit on Indebtedness. Incur or assume any Debt other than the Indebtedness and other than trade payables incurred in the ordinary course of business, without prior Lender consent. Any Debt, other than Debt to Lender, shall be subordinated to Lender, and Borrower may not make any payments on other Debt (other than trade accounts payable as incurred) without Lender's prior written consent.

     (c) Limitation on Sales of Collateral. Sell, transfer, lease, exchange, alienate or dispose of any Collateral or any material interest therein, including without limitation, any sale or pledge of Receivables or Inventory, except in the ordinary course of business, without Lender's prior written consent. Any such sale, transfer, lease, exchange or disposition shall subject Borrower to the mandatory prepayment of principal set forth in Section 2.7.

     (d) Limitation on Investments and New Businesses. (i) Make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, including, but not limited to, the opening of any new business location or the incurrence of any expense not specifically related to the day to day operation of the business of Borrower, or (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present business and operations.

     (e) Other Guaranties. Be or become liable with respect to any guaranty (including without limitation any agreement, instrument or arrangement in which the economic effect is substantially equivalent to a guaranty).

     (f) Dividends. Directly or indirectly declare or pay any dividends or make any other distribution upon any shares of its capital stock of any class, or purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or warrants or options to purchase any such shares; provided, however, that if Borrower is a sub-chapter "S" corporation, as defined by the Internal Revenue Code of 1986, as amended, Borrower may pay quarterly distributions, without Lender's prior written consent, in an amount not to exceed the quarterly estimated federal income tax liabilities of the shareholders of Borrower incurred in connection with their ownership of Borrower; in which case, Borrower shall promptly furnish to Lender, within thirty
          (30) days of payment, written notice and evidence of payment of any federal income tax payments made from such distributions.

     (g)  Capital Leases. Directly or indirectly incur, assume, guaranty or have
          outstanding  any  capitalized   lease  obligations  other  than  those
          existing on the Closing Date.

     (h) Loans or Extensions of Credit. Directly or indirectly loan, invest in, or extend credit to any Person, including any officer, director or shareholder of Borrower.

     (i) Issuance of Securities. Authorize or issue any shares of capital stock other than common stock and preferred stock currently outstanding, or issue shares of common stock or preferred stock or convertible indebtedness, options, warrants, or other securities evidencing or representing a right to purchase or receive common stock or preferred stock.

     (j) Transactions; No Affiliate Receivables. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property, the making of lease payments or the rendering of any service, with any Affiliate; nor shall Borrower enter into any such transaction with any Person (including Borrower's Affiliates) except in the ordinary course of, and pursuant to the reasonable requirements of business and upon fair and reasonable terms no less favorable than would be obtained in a comparable arm's-length transaction with any other Person.

     (k) Negative Pledge of Assets. Pledge, mortgage, hypothecate or grant a lien or security interest in, or permit or suffer the creation or existence of any pledge, mortgage, hypothecation, lien or security interest in or encumbrance on, any of the assets of Borrower.

     (l) Merger, Consolidation, Liquidation, Acquisition, Reorganization. Merge or consolidate its business with any other Person, liquidate its business or acquire any assets or capital stock of another Person, change its name, or reorganize or reconstitute as a different type of entity or as an entity governed by the laws of a different jurisdiction.

     (m) Sales or Transfer of Assets. Sell, transfer or otherwise dispose of its assets (except that Borrower may sell Inventory in the ordinary course of business and may sell or dispose of individual items of furniture, fixture and equipment in the ordinary course of business so long as such items are replaced).

     (n) Change in Accounting Methods. Change its method of accounting including, without limitation, its method of depreciation and accounting for Receivables, except as required by GAAP or by the pronouncements of the Financial Accounting Standards Board and promptly reported to Lender.

     (o) Change of Ownership or Control. Permit any change in the ownership or control of Borrower, or permit the sale, transfer or conveyance of any shares or other interest in Borrower.

     (p) Change of Management. Permit any change in the senior executive management of Borrower.

     (q) Tax Consolidation. File any consolidated income tax return with any Person or Persons.

     (r) Other Agreements. Enter into any material agreement or arrangement that would be violated or breached by the performance of its obligations hereunder or under any of the Loan Documents.

     (s) No Amendments. Amend its Formation Documents without the prior written consent of Lender, which will not be unreasonably withheld if such amendment does not materially and adversely affect such party's ability to perform its duties and obligations hereunder or under any of the Loan Documents.

     (t) Third Party Compensation. Permit the payment of any Compensation to any officer, director, shareholder or Affiliate of Borrower in excess of the fair market value of such service.

     (u) Modification of Existing Agreements. Amend, modify, or otherwise change in any respect any material agreement, instrument, or arrangement (written or oral) by which Borrower, or any of its assets, are bound.

     (v) ERISA. Become subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended, or the minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended.

                                   ARTICLE VI
                               SECURITY AGREEMENT

6.1. Grant of Security Interest. As collateral security for the payment and performance of the Indebtedness and any and all other liabilities of Borrower to Lender, direct or contingent, of any nature whatsoever, including both purchase money and non-purchase money transactions (and specifically including the Loan), Borrower hereby grants to Lender a continuing security interest in all personal property of Borrower (the "Collateral"), wherever located and whether such property is now owned or existing or is owned, acquired, or arises hereafter, including, without limitation, acquisition by contract or by operation of law, including but not limited to the following: Accounts, Commercial Tort Claims, Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights and all Supporting Obligations and Proceeds (unless otherwise defined herein, capitalized terms used in this Section 6.1 shall have the meanings given to them in the Uniform Commercial Code as adopted in the State of Texas).

6.2. Power of Attorney. Borrower hereby designates and appoints Lender and each of Lender's designees or agents as attorney-in-fact of Borrower, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default: (i) with respect to Receivables, audit, verify, demand, collect, receive, settle, compromise, adjust and give discharges and releases, all as Lender may determine, (ii) commence and prosecute any actions in any court for the purposes of collecting or realizing upon any Collateral and enforcing any other rights in respect thereof, (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as Lender may deem appropriate, (iv) receive, open and dispose of mail addressed to Borrower and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to any Collateral on behalf of and in the name of Borrower, or securing, or relating to the Collateral, (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though Lender were the absolute owner thereof for all purposes, (vi) adjust and settle claims under any insurance policy related thereto, and (vii) enter on the premises of Borrower in order to exercise any of its rights and remedies.

6.3. No Duty of Lender. Lender shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto. Borrower hereby releases Lender from any claims, causes of action and demands at any time arising out of the Collateral and its use and/or any actions taken by Lender with respect thereto, and Borrower hereby agrees to indemnify Lender and to hold Lender harmless from any and all such claims, causes of action and demands.

6.4. Collection of Receivables. Lender reserves the right, either prior to or following the occurrence of an Event of Default, to notify the Account Debtors of the Liens provided for in this Agreement and direct such Account Debtors to pay Receivables directly to Lender or to a lockbox address controlled by Lender. Upon request, Borrower shall join Lender in providing such notification to the Account Debtors and shall execute Lender's then current form of lockbox agreement. Prior to Lender exercising its right to collect the Receivables pursuant to this Section 6.4, Borrower shall collect with diligence its respective Receivables. Lender shall additionally have the right from time to time prior to or following the occurrence of an Event of Default, to contact Account Debtors for the purpose of confirming Receivables.

6.5. Perfection and Protection of Liens. Borrower hereby irrevocably authorizes Lender to file (and will upon Lender's request execute and deliver to Lender) any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Borrower in form and substance satisfactory to Lender, for the purpose of perfecting, confirming, or protecting Lender's Liens and other rights in the Collateral.

6.6. Notice of Assignment. All Receivables, chattel paper, leases, instruments, documents and other agreements entered into by Borrower and constituting Collateral or shall contain (by way of stamp or other means satisfactory to Lender) the following language: "COLLATERALLY ASSIGNED TO PARK CITIES BANK".

                                   ARTICLE VII
                         EVENTS OF DEFAULT AND REMEDIES

7.1. Nature of Event. An Event of Default shall exist if any of the following occurs and is continuing:

     (a) Principal and Interest. Borrower fails to make any payment or mandatory prepayment of principal and/or interest on the Note when due and payable, and such failure remains unremedied five (5) days following written notice from Lender;

     (b) Loan Documents. Borrower or any Guarantor (each an "Obligated Person") fails to perform or to observe any covenant or agreement contained herein or in any of the Loan Documents, other than the payment of principal and/or interest referred to in Section 7.1(a) above, and such failure remains unremedied ten (10) days following written notice from Lender;

     (c) Other Agreements. Any Obligated Person fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument and such failure is not remedied within the cure period, if any, provided therein;

     (d) Representations and Warranties. Any representation or warranty previously, presently or hereafter made by or on behalf of any Obligated Person in connection with any Loan Document is incorrect, false or misleading in any respect when made or deemed to be made;

     (e) Receivership. A receiver, custodian, liquidator or trustee of any Obligated Person, or any of its assets is applied for by court order; an order for relief under any bankruptcy or insolvency Laws is sought after the filing of a petition by or against any Obligated Person; any of its assets are subject to an action seeking to replevy, sequester, garnish, attach or levy against such; or a petition to reorganize or rehabilitate any Obligated Person under any bankruptcy, reorganization or insolvency Laws is filed against any Obligated Person;

     (f) Reorganization. Any Obligated Person requests reorganization, arrangement, composition, readjustment, dissolution, rehabilitation, liquidation or similar relief under any provision of any present or future Law or consents to the filing of any petition against it under such Law;

     (g) Assignment for Benefit of Creditors. Any Obligated Person (i) makes a general assignment for the benefit of its creditors, (ii) admits in writing its inability to pay its debts generally as they become due,
          (iii) generally fails to pay its debts as they become due, (iv) consents to the appointment of a receiver, trustee or liquidator of all or any part of its assets, or (v) otherwise commits any similar act;

     (h) Judgments. Any judgment, writ or warrant of attachment or any similar process is entered or filed against any Obligated Person or any of its assets and remains unpaid, unvacated, unbonded or unstayed for thirty
          (30) days or for at least ten (10) days prior to the date on which such assets may be lawfully sold to satisfy such judgment, writ or warrant;

     (i) Garnishment. A writ of garnishment is issued against Lender with respect to any accounts or property held or controlled by Lender with respect to any Obligated Person;

     (j) Enforceability of Loan Documents. Any of the Loan Documents shall, in whole or in part, (i) cease to be legal, valid, binding agreements enforceable against any Person executing the same, (ii) in any way be terminated or become or be declared ineffective or inoperative by any Tribunal, or (iii) in any way cease to give or provide the respective Liens, rights, titles, interest, remedies, powers or privileges intended to be created thereby;

     (k) Other Indebtedness. Any Obligated Party shall default, beyond any applicable notice and cure or grace period, upon any Indebtedness owing to Lender;

     (l)  Matters  Affecting  Guarantors.  The death of any  Guarantor  who is a
          natural   person  or  the  merger  or  dissolution  of  any  corporate
          Guarantor;

     (m) Termination of Any Guaranty. Any Guarantor notifies Lender that he is terminating his liability under a Guaranty;

     (n)  Insecurity. Lender, in good faith, shall deem itself insecure; or

     (o) Material Adverse Change. Borrower or any Guarantor suffers a material adverse change in its business or financial condition.

     Notwithstanding any other provision relating to notices and opportunities to remedy defaults contained in this Agreement, if a Potential Event of Default exists because of a willful breach by Borrower of any representation, warranty or covenant contained in this Agreement or in any of the other Loan Documents and if such Potential Event of Default would adversely affect the rights of Lender in relation to other creditors of Borrower prior to expiration of the cure period for such Potential Event of Default, then Lender may exercise the remedies set forth in Section 7.2 without giving such notice and opportunity to remedy such event or condition.

7.2. Default Remedies. Upon and after an Event of Default, Lender shall have and may exercise the following rights and remedies, which individual remedies shall not be exclusive and which individual remedies shall be cumulative and in addition to each and every other remedy set forth herein and in the Loan Documents and the other agreements and documents executed in connection with the transactions contemplated hereby:

     (a) The right to (i) accelerate the entire outstanding principal balance together with all accrued but unpaid interest on the Indebtedness (specifically including the Note) and all other sums due and payable by Borrower to Lender without demand, presentment, notice of dishonor, notice of intent to demand or accelerate payment, diligence in collection, grace, notice and protest or legal process of any kind, all of which Borrower hereby expressly waives, (ii) terminate its commitment to lend hereunder, and (iii) immediately, without any period of grace, enforce payment of the Indebtedness by exercising any and all of the rights granted herein.

     (b) Lender may, at its option, without notice or demand, take immediate possession of the Collateral, and for that purpose Lender may, so far as Borrower can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of Lender under this Agreement. Borrower will, upon demand, make the Collateral available to Lender at a place and time designated by Lender. Lender may collect and receive all income and proceeds in respect to the Collateral and may apply the Collateral and any and all income and proceeds in respect of the Collateral to the payment of all obligations of Borrower to Lender.

     (c) Lender may sell, lease or otherwise dispose of the Collateral (or any portion thereof) at a public or private sale or sales, with or without express or implied warranties (including without limitation the warranty of merchantability), in lots or in bulk, for cash or on credit, with or without having the Collateral at the place of sale, and upon terms and in such manner as Lender may determine in accordance with applicable Law, and Lender may purchase any Collateral at any such sale to the extent permitted by applicable law, including the Uniform Commercial Code. The requirement of reasonable notice to Borrower of the time and place of any public sale of the Collateral or of the time after which any private sale either by Lender or at its option, through a broker, or any other intended disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Borrower at the address of Borrower designated herein at least ten
          (10) days before the date of any public sale or at least ten (10) days before the time after which any private sale or other disposition is to be made. Lender shall not be obligated to make any sale of the

          Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Upon any such sale or sales the Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by Borrower. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, Borrower shall execute all such applications or other instruments as may be required.

     (d) Prior to any disposition of Collateral pursuant to this Agreement, Lender may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as to make it saleable, and any reasonable sums expended therefor by Lender shall be repaid by Borrower and become part of the Indebtedness.

     (e) In addition to the remedies provided for herein or otherwise available to Lender, Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use in any name, trade secrets, trade styles, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and franchise agreements shall inure to Lender's benefit.

     (f) The right (without implying Lender did not have this right prior to an occurrence of an Event of Default) to contact Account Debtors of Borrower and demand that payment on any Receivables be made directly to Lender.

     (g) The right to appoint or seek appointment of a receiver, custodian or trustee of Borrower or any of its assets pursuant to court order and Borrower hereby consents to such appointment and will not oppose Lender's efforts to obtain the same.

     (h) Any and all rights and remedies afforded by the Laws of any applicable jurisdiction, the Loan Documents or as otherwise afforded by any Laws or equity including the right of a secured party under the Uniform Commercial Code in the applicable jurisdiction.

     (i) The right to use and/or operate the Collateral wherever it may be located, including, without limitation, as permitted under the Uniform Commercial Code as enacted in all applicable jurisdictions.

     (j) Any rights of setoff that Lender may have under applicable Law against each and every account and other property, Collateral or other asset of Borrower or any Guarantor in the possession or under the control of Lender.

7.3. Application of Proceeds. All amounts realized by Lender with respect to the Indebtedness, including amounts prepaid or realized with respect to the sale, lease or other disposition of the Collateral under or by virtue of the Loan Documents, including any sums which may be held by Lender, or the proceeds of any thereof, shall be applied (i) first, to the payment of the costs and expenses owing under any of the Loan Documents, including reasonable compensation to Lender and Lender's agents and attorneys, of all expenses, liabilities and advances made or furnished or incurred by or on behalf of Lender under this Agreement or any Loan Document or any amendment to, restructuring or "workout" of same, (ii) second, to the payment of any other sums due to Lender, or any successors or assigns thereof, pursuant to the terms of any Loan Document, except for principal of and accrued and unpaid interest on the Note, (iii) third, to the payment of accrued and unpaid interest on the outstanding principal of the Note, in such order and manner as Lender may determine, in its sole discretion, (iv) fourth, to the payment of the outstanding principal of the Note (as applicable) in such order and manner as Lender may determine, in its sole discretion, (v) fifth, to the establishment of a reserve held by Lender equal to the aggregate Letter of Credit Liabilities, and (vi) sixth, the surplus, if any, to Borrower, or to whomever shall be lawfully entitled to receive the same, as a court of competent jurisdiction may direct. If any deficiency shall arise, Borrower and Guarantor jointly and severally, shall remain liable to Lender.

7.4. Performance by Lender. Should any covenant, duty or agreement of Borrower fail to be performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform or attempt to perform or enforce such covenant, duty or agreement on behalf of Borrower. All amounts expended in connection therewith, together with interest from the date incurred, shall become a part of the Indebtedness. Notwithstanding the foregoing, it is expressly understood that Lender does not assume any liability or responsibility for the performance of any duties of Borrower hereunder or under any of the other Loan Documents or other control over the management and affairs of Borrower.

7.5. Cumulative Rights. All rights and remedies available to Lender hereunder and under the other Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender at Law or in equity, whether or not the Indebtedness (or any portion thereof) is due and payable and whether or not Lender has instituted any suit for collection, foreclosure or any other action in connection with the Loan Documents.

7.6. General Indemnity. Borrower promises to indemnify Lender, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender or any of its directors, officers or employees or agents (including, accountants, attorneys and other professionals hired by Lender) (whether or not caused by any negligent act or omission of any kind by Lender) growing out of or resulting from the Loan Documents and the transactions and events at any time associated therewith (including without limitation the enforcement of the Loan Documents and the defense of Lender's actions and inactions in connection with the Loan).

7.7. Environmental Indemnity by Borrower and Guarantor. Borrower and Guarantor hereby jointly and severally indemnify and agree to hold Lender, its directors, officers, and employees (collectively the "Indemnitee") harmless from and against any and all liabilities, losses, judgments, damages, costs and expenses, (including, without limitation, reasonable attorneys' fees and fees of environmental consultants) (collectively, "Environmental Costs") arising in any manner in connection with:

     (a) The presence of any substance, gas or material which is regulated under environmental Laws ("Hazardous Material"), or underground or above-ground storage tanks or wells (an "Environmental Condition") in existence at any property (the "Controlled Property") now or formerly owned, leased, or operated by Borrower or any Guarantor; the occurrence, at any time during or prior to the ownership, tenancy, or operation of the Controlled Property by Borrower or any Guarantor, of the storage, emission, discharge, disposal or release of any Hazardous Material (an "Environmental Activity"); or any failure of Borrower or any Guarantor or any third party to comply with all applicable Laws (environmental or otherwise) relating to the Controlled Property;

     (b) The transportation to, disposal at, or migration onto or into adjacent property or any off-site location of any Hazardous Materials from any Controlled Property as a result of Environmental Activity or an Environmental Condition that occurred or existed during or prior to the use of the Controlled Property by Borrower or any Guarantor, whether or not the transportation or disposal was conducted in full compliance with all applicable Laws (environmental or otherwise); and

     (c) Any claim, demand or cause of action, or any action or other proceeding, including any investigation, inquiry, order, hearing, action by or before any Tribunal, whether meritorious or not, brought or asserted against any Indemnitee which is alleged to or directly or indirectly relates to, arises from or is based on any of the matters described in clauses (a) and (b) of this Section 7.7.

     The obligations of this Section 7.7 shall include the obligation to defend Indemnitee against any claim or demand for Environmental Costs, the obligation to pay and discharge any Environmental Costs imposed on Indemnitee, and the obligation to reimburse Indemnitee for any Environmental Costs incurred or suffered by Indemnitee, provided in each instance that the claim for Environmental Costs arises in connection with a matter for which Indemnitee is entitled to indemnification under this Agreement. The scope of this indemnification shall also include indemnification against Environmental Costs whether or not they are caused in whole or in part by the negligence of Indemnitee. This Section 7.7 shall survive the full payment of the debt, any foreclosure(s) on the Collateral, and the termination of this Agreement.

7.8. Borrower's Remedies. No action, suit or proceeding may be initiated or commenced by Borrower or any Guarantor against Lender under the terms of this Agreement or by reason of any conduct or omission in any way related to this Agreement unless Lender receives written notice from Borrower or such Guarantor specifically setting forth the claim of Borrower or Guarantor within thirty (30) days after Borrower or Guarantor discover or should have discovered the event or occurrence which Borrower or Guarantor assert gave rise to such claim. Moreover, in any event, Lender shall never be liable to Borrower or any Guarantor for consequential or exemplary damages, whatever the nature of the alleged breach by Lender of the obligations of Lender hereunder.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1. Waiver and Amendment. No failure or delay by Lender in exercising any right, power or remedy under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by Lender of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on Borrower shall entitle Borrower to any other or further notice or demand in similar or other circumstances. No modification, amendment or supplement to this Agreement or the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced. The acceptance by Lender at any time and from time to time of a partial payment of the Indebtedness shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other then existing or subsequent Event of Default.

8.2 Survival of Agreements. All of the various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the security interests and the delivery of the Note and the other Loan Documents, and shall further survive until all of the Indebtedness is paid in full to Lender and all of Lender's obligations to Borrower are terminated.

8.3. Relief in Bankruptcy. Borrower hereby agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, in the event Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, rearrangement, composition, adjustment, liquidation, dissolution, or similar relief under any present or future state act or law relating to bankruptcy, insolvency or other relief for debtors, (iv) have sought or consented to or acquiesced to any appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such part for any reorganization, rearrangement, composition, adjustment, liquidation, dissolution, or similar relief under any present or future federal or state act of law relating to bankruptcy, insolvency or relief for debtors, Lender shall thereupon be entitled to relief from the automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided herein, in the Loan Documents, any other document or instrument executed in connection herewith or therewith, and as otherwise provided by applicable state and federal law.

8.4. No Obligation Beyond Maturity. Borrower agrees and acknowledges that on the Maturity Date, Lender shall have no obligation to renew, extend, modify or rearrange the Note, and shall have the right to require all amounts due and owing under the Loan to be paid in full upon the maturity thereof.

8.5. Notices. Except as otherwise provided herein, all notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing and, unless otherwise specifically provided in such Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by expedited delivery service with proof of delivery, or by registered or certified United States mail, first class postage prepaid, at the addresses specified below (unless changed by similar notice in writing given by the particular

     Person whose address is to be changed). Borrower hereby acknowledges that any notice or communication delivered as herein provided shall be effective notice upon Borrower, and Borrower hereby assumes the responsibility of coordinating the distribution of such notice to any particular representative, director, officer, or employee of Borrower. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service, or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telecopy, upon receipt.

                  Borrower's address:

                  ENVIROCLEAN MANAGEMENT SERVICES, INC.
                  12750 Merit Drive, Suite 770
                  Dallas, Texas 75251
                  Attn: Matthew H. Fleeger
                  Facsimile: 972-776-8778

                  Lender's address:

                  PARK CITIES BANK
                  5307 E. Mockingbird Lane, Suite 200
                  Dallas, Texas 75206
                  Attn: Mike Emerson
                  Facsimile: 214-370-4501

8.6. Successors and Assigns. The Loan Documents shall be binding and shall inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior written consent of Lender.

8.7. Governing Law/Venue. THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS, THE LOCATION OF LENDER'S PRINCIPAL PLACE OF BUSINESS, AND SHALL BE CONSTRUED AND ANY AND ALL CLAIMS, DEMANDS, OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT WITH RESPECT TO SPECIFIC LIENS, OR THE PERFECTION THEREOF, EVIDENCED BY LOAN DOCUMENTS COVERING REAL OR PERSONAL PROPERTY WHICH BY THE LAWS APPLICABLE THERETO ARE REQUIRED TO BE CONSTRUED UNDER THE LAWS OF ANOTHER JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THE LOAN DOCUMENTS OR THE INDEBTEDNESS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING SHALL BE DALLAS COUNTY, TEXAS, PROVIDED, THAT LENDER MAY CHOOSE ANY VENUE IN ANY STATE WHICH IT DEEMS APPROPRIATE IN THE EXERCISE OF ITS SOLE DISCRETION.

8.8. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable, all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

8.9. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

8.10. Headings. The headings, captions, table of contents and arrangements used in this Agreement or the other Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement or the other Loan Documents.

8.11. Number and Gender of Words. Whenever the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

8.12. Legal Counsel. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH ALL MATTERS CONCERNING THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE NEGOTIATION, ACCEPTANCE AND EXECUTION OF THE AGREEMENT; THAT IT HAS RELIED UPON OR HAD THE OPPORTUNITY TO RELY UPON THE ADVICE OF ITS INDEPENDENT LEGAL COUNSEL IN AGREEING TO THE TERMS AND CONDITIONS HEREIN AND IN EXECUTING THIS AGREEMENT; THAT IT HAS READ, REVIEWED AND UNDERSTOOD THE LOAN DOCUMENTS AND THAT THE OBLIGATIONS THEREUNDER REPRESENT VALID AND BINDING OBLIGATIONS OF BORROWER; AND THAT IT HAS FREELY AND VOLUNTARILY ENTERED INTO THIS AGREEMENT AS THE PRODUCT OF ARM'S LENGTH NEGOTIATIONS.

8.13. Entirety; Written Loan Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE EXECUTION AND DELIVERY OF THIS AGREEMENT IS NOT INTENDED TO BE AND IS NOT A NOVATION OR RELEASE OF THE EXISTING INDEBTEDNESS OUTSTANDING FROM BORROWER TO LENDER NOR A NOVATION OR RELEASE OF THE COLLATERAL SECURING SUCH INDEBTEDNESS OR ANY GUARANTY SUPPORTING SUCH INDEBTEDNESS.

8.14 Fees. The fees described in this Agreement represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money. The obligation of Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of Borrower to pay interest, other fees described herein and expenses otherwise described in this Agreement. Fees shall be payable when due in immediately available funds. All fees shall (a) be non-refundable when due, (b) to the fullest extent permitted by applicable Law, bear interest, if not paid when due, at the Maximum Lawful Rate (as defined in the Note) and (c) be secured by all of the Collateral.

8.15 Participation. Lender may, from time to time and without notice to Borrower, sell or offer to sell all or part of the Loan evidenced by the Note, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate and disclose any information (whether or not confidential or proprietary in nature) Lender now has or may hereafter obtain pertaining to Borrower, any Guarantor, the Collateral or otherwise relating to the Note (including, without limitation, any credit information regarding Borrower, any Guarantor, or any of their principals), to (i) any assignee or participant or any prospective assignee or prospective participant, (ii) any of Lender's affiliates, (iii) any regulatory body having jurisdiction over Lender or the Indebtedness evidenced by the Note, and (iv) to any other parties as may be necessary or appropriate in Lender's reasonable judgment. Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith and, to the extent specified in any of the documents evidencing any such assignment or participation, such assignee(s) and participant(s) shall have the rights and benefits with respect to the Note and the other Loan Documents as such assignee(s) and participant(s) had been Lender hereunder.

8.16. Arbitration. Lender, Borrower and each Guarantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No action by Lender to exercise its rights and remedies under this Agreement or collect, realize upon or dispose of the Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. Specifically, and without limiting the generality of the foregoing, nothing herein prevents or precludes Lender from exercising any creditor's rights in any bankruptcy or insolvency proceeding, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property which constitutes Collateral with or without judicial process in accordance herewith or pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party, nor shall any arbitrator have the right to award any party punitive, exemplary or consequential damages. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statue of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

              REMAINDER OF PAGE LEFT BLANK - SIGNATURE PAGE FOLLOWS




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


         EXECUTED effective as of the day and year first written above.





                                         BORROWER:
                                         ---------

                                         ENVIROCLEAN MANAGEMENT SERVICES, INC.,
                                         a Texas corporation

                                         By: /s/ Matthew H. Fleeger
                                             ----------------------------------
                                                 Matthew H. Fleeger, President

                                         LENDER:

                                         PARK CITIES BANK

                                         By: /s/ Authorized Bank Officer
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------

                                         GUARANTOR:


                                         /s/ Matthew H. Fleeger
                                         --------------------------------------
                                         MATTHEW H. FLEEGER

                                         /s/ Winship B. Moody, Sr.
                                         --------------------------------------
                                         WINSHIP B. MOODY, SR.

                         LIST OF SCHEDULES AND EXHIBITS


Schedule 4.18              Location of Collateral

Exhibit A                  Request for Advance

Exhibit B                  Borrowing Base Certificate

Exhibit C                  Financial Reporting

                                    EXHIBIT C
                                    ---------

                               FINANCIAL REPORTING

(i) Annual Financial Statements of Borrower. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, complete financial statements of Borrower together with all notes thereto, prepared in accordance with sound accounting principles consistent with the financial statements furnished by such reporting party in connection with the application for the Loan and which fairly reflect the financial condition of such reporting party, and certified as true and correct by the chief financial officer of such reporting party. These financial statements shall contain a balance sheet as of the end of such Fiscal Year and statements of earnings, and of changes in stockholders' equity for such Fiscal Year, each setting forth in comparative form, to the extent possible, the corresponding figures for the preceding Fiscal Year, and shall be compiled by an independent certified public accountant.

(ii) Annual Financial Statements of Guarantors. As soon as available, and in any event, within ninety (90) days after each calendar year end, furnished to Lender, complete financial statements of each Guarantor, currently dated, together with all notes thereto, prepared in accordance with sound accounting principles consistent with the financial statements furnished by such Guarantor in connection with the application for the Loan and which fairly reflect the financial condition of Guarantor, certified as true and correct by such Guarantor. Each financial statement shall contain a balance sheet as of such date and statements of income, of cash flow and of contingent liabilities and such other information as may be reasonably requested by Lender.

(iii) Monthly Borrowing Base Certificate. In addition to the delivery of the Borrowing Base Certificate as provided in Section 3.2(f), as soon as available, and in any event within thirty (30) days after the end of each calendar month, deliver to Lender a duly executed and completed Borrowing Base Certificate dated as of the last day of the preceding calendar month. If the Borrowing Base Certificate indicates that the Indebtedness under the Loan exceeds the maximum allowed to be borrowed pursuant to the terms of this Agreement, Borrower shall deliver to Lender an amount sufficient to reduce the Indebtedness under the Loan such that Borrower is in compliance with the terms of the Agreement at such time as Borrower delivers the Borrowing Base Certificate to Lender.

(iv) Monthly Statement of Receivables. As soon as available and in any event within thirty (30) days after the end of each calendar month, a Statement of Receivables for Borrower with an aging analysis and listing the aggregate remaining balance of each such Receivable, and the name of the Account Debtor thereon, certified as true and correct, and dated as of the last day of the calendar month just ended. Borrower warrants and represents that each Receivable described in the Statement of Receivables shall represent a bona fide obligation of the Account Debtor.

(v) Monthly Statement of Payables. As soon as available and in any event within thirty (30) days after the end of each calendar month, a Statement of Payables for Borrower with an aging analysis and listing the outstanding payables of Borrower and the name and address of the payee, and dated as of the last day of the preceding calendar quarter and certified as true and correct.

(vi) Monthly  Financials.  As soon as available  and in any event within  thirty
     (30) days after the end of each calendar month, (i) internally prepared monthly financial statements of Borrower, together with all notes thereto, prepared in accordance with sound accounting principles consistent with the financial statements furnished by Borrower in connection with the application for the Loan and which fairly reflect the financial condition of Borrower, certified as true and correct by the chief financial officer of the reporting party, which financial statements shall contain a balance sheet as of the end of such calendar month, income statement for such calendar month, and updated projections for the balance of the Fiscal Year.

(vii) Collateral Location Reports. Upon the request of Lender, a Statement of Inventory by model and quantity and the address where each item of Inventory is located and showing the cost and the depreciated value of such Inventory.

(viii) Tax Returns. On or before thirty (30) days following the filing thereof (but in no event later than November 15 of the year following the year to which such return relates), a complete and accurate copy of the federal income tax returns for Borrower and each Guarantor, together with all schedules and amendments thereto, as filed with the Internal Revenue Service, certified as true and correct.

(ix) Other Information. On and after the Closing Date, furnish to Lender (i) any information which Lender may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with the Collateral or Borrower's businesses and operations, and (ii) all evidence which Lender may from time to time reasonably request as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.